EXHIBIT A

                                 PLAN OF MERGER

     THIS PLAN OF MERGER (this "Plan of Merger"), dated as of ____________, 2006 2003, is between Global Envirotech, Inc., a Colorado corporation, and Qlinks America, Inc., a Colorado corporation (collectively "Constituent Corporations").

     WHEREAS, Qlinks America, Inc., the parent corporation, as owner of 90% of the issued and outstanding capital (common) stock of Global Envirotech, Inc., a Colorado Corporation, and Global Envirotech, Inc., as the subsidiary, have agreed by written consent to the merger of Global Envirotech, Inc. with and into Qlinks America, Inc.; and

     WHEREAS, the respective Boards of Directors of the Constituent Companies have each approved the merger of Global Envirotech, Inc. into Qlinks America, Inc. in accordance with the Colorado Statutes.

     WHEREAS, a Statement of Merger shall be filed with the Secretary of State of Colorado in order to consummate the merger of Global Envirotech, Inc. with and into Qlinks America, Inc.; and

     WHEREAS, the Constituent Companies have agreed to execute and file this Plan of Merger as provided under the Colorado Statutes.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, Parent and the Company hereby agree as follows:

     1. The Merger. At the Effective Time, in accordance with this Plan of Merger, Global shall be merged with and into Qlinks America, Inc., and the separate existence of Global Envirotech, Inc. shall cease, and Qlinks America, Inc. shall continue as the surviving corporation. Qlinks America, Inc. sometimes is referred to as the "Surviving Corporation," hereinafter.

     2. Effect of the Merger. When the Merger has been effected, the Surviving Corporation shall retain the name "Qlinks America, Inc.," and the Articles of Incorporation in Colorado shall not be amended. The Surviving Corporation shall thereupon and thereafter possess all the rights, privileges, powers and franchises of a public as well as of a private nature, and be subject to all the restrictions, disabilities and duties of each of the Corporations; and all and singular, the rights, privileges, powers and franchises of each of the Constituent Corporations and all property, real, personal and mixed, and all debts due to either of the Corporations on whatever account, as well for stock subscriptions as all other things in action or belonging to each of such corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall be thereafter as effectually the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise, in any of such Constituent Corporations, shall not revert or be in any way impaired by reason of the Merger; but all rights of creditors and all liens upon any property of any of said Constituent Corporations shall be preserved unimpaired, and all debts, liabilities and duties of the respective Constituent Corporations shall thenceforth attach to the Surviving Corporation, and may be enforced against it to the same extent as if said debts, liabilities and duties had been incurred or contracted by it.


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     3. Consummation of the Merger.  The parties hereto will cause the Merger to be consummated by filing with the Secretary of State of Colorado, Statement of Merger in such form as required by, and executed in accordance with, the relevant provisions of the Colorado Statutes (the time of such filing being the "Effective Time" and the date of such filing being the "Effective Date".)

     4. Articles of Incorporation: Bylaws: Directors and Officers. The Articles of Incorporation and Bylaws of the Surviving Corporation shall be identical with the Articles of Incorporation and Bylaws of Qlinks America, Inc. as in effect immediately prior to the Effective Time until thereafter amended as provided herein and under Colorado Statutes

     5.  Conversion  of  Securities.  At the  Effective  Time,  by virtue of the
Merger:


     a) There will be a conversion of shares of Global Envirotech, Inc. into common shares of Qlinks America, Inc. on a one for one basis.

     b) Each Share which is held in the treasury of the either company or which is owned by any direct or indirect subsidiary of the either company shall be canceled and retired, and no payment or conversion shall be made with respect thereto.

     c) Each outstanding or authorized subscription, option, warrant, call, right (including any preemptive right), commitment, or other agreement of any character whatsoever which obligates or may obligate the Qlinks America, Inc. to issue or sell any additional shares of its capital stock or any securities convertible into or evidencing the right to subscribe for any shares of its capital stock or securities convertible into or exchangeable for such shares, if any, shall remain unchanged and is specifically assumed by the surviving corporation.

     d) No Fractional Shares and no certificates or scrip representing such fractional Merger Shares, shall be issued.

         6. Taking of Necessary Action: Further Action. Each of Parent, and the Company shall use all reasonable efforts to take all such actions as may be necessary or appropriate in order to effectuate the Merger under Colorado Statutes or federal law as promptly as possible. If, at any time after the Effective Time, any further action is necessary or desirable to carry out the purposes of the Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of either of the Constituent Corporations, the officers and directors of the Surviving Corporation are fully authorized in the name of their corporation or otherwise to take, and shall take, all such lawful and necessary action.


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     IN WITNESS WHEREOF,  Global Envirotech,  Inc. and Qlinks,  Inc. have caused this Plan of Merger to be executed as of the date first above written.

                                                     QLINKS AMERICA, INC.
                                                     (a Colorado Corporation)

                                                     By:/s/James Mulford
                                                              President


                                                     GLOBAL ENVIROTECH, INC.
                                                     (a Colorado corporation)


                                                     By:/s/Carl Urich
                                                              President



State of Colorado          )
                           ) ss.
County of Jefferson        )

         On this ___ day of ______________, 2006, before me, a Notary Public, personally appeared _____________ President of Qlinks America, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized officer.

         IN WITTNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------
                                            Notary Public
                                            Residing at _______________________
SEAL                                        My Commission Expires:

State of Colorado          )
                           ) ss.
County of ______           )

         On this ____ day of ___________, 2006, before me, a Notary Public, personally appeared ____________, President of Global Envirotech, Inc., and executed on this date the foregoing instrument for the purposes therein contained, by signing on behalf of the above named corporation as a duly authorized officer.

         IN WITTNESS WHEREOF, I have hereunto set my hand and official seal.

                                            ------------------------
                                            Notary Public
                                            Residing at ________________________

SEAL                                        My Commission Expires: